UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                Date of Report:  October 2, 2002
       (Date of Earliest Event Reported:  October 2, 2002)

                       EL PASO CORPORATION
     (Exact name of Registrant as specified in its charter)

     Delaware             1-14365            76-0568816
  (State or other    (Commission File     (I.R.S. Employer
  jurisdiction of         Number)       Identification No.)
  incorporation)

                        El Paso Building
                      1001 Louisiana Street
                      Houston, Texas 77002
       (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (713) 420-2600

Item 7. Financial Statements, ProForma Financial Information and Exhibits
        -----------------------------------------------------------------

          (c)  Exhibits.

                Exhibit
                Number               Description
                -------              -----------

                 99.1     Press  Release dated  October  2,
                          2002    regarding    El    Paso's
                          Investment Grade Credit Rating



Item 9.  Regulation FD Disclosure
         ------------------------

      Attached is a press release issued on October 2, 2002, regarding El Paso's investment grade credit rating. The attached
Exhibit 99.1 is not filed, but is furnished to comply with Regulation FD. The information disclosed in this Item 9 Current Report on Form 8-K is not considered to be "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 and is not subject to the liabilities of that section.


                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              EL PASO CORPORATION



                              By:  /s/ Jeffrey I. Beason
                                 -----------------------
                                   Jeffrey I. Beason
                          Senior Vice President and Controller
                             (Principal Accounting Officer)

Dated: October 2, 2002

                          EXHIBIT INDEX


   Exhibit
    Number               Description
    -------              -----------

     99.1 Press Release dated October 2, 2002 regarding El Paso's Investment Grade Credit Rating